DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
                      DREYFUS STRATEGIC MUNICIPALS, INC.
                 NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS
To the Stockholders:
         The Annual Meeting of Stockholders of each of Dreyfus Strategic Municipal Bond Fund, Inc. and Dreyfus Strategic Municipals, Inc. (each, a "Fund" and, collectively, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, May 3, 1996 at the time set forth on Exhibit A to the Proxy Statement, for the following purposes:
         1. To elect Class Directors to serve for a specified term and until their successors are duly elected and qualified.
         2.  To ratify the selection of the Fund's independent auditors.
         3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.
         Stockholders of record at the close of business on March 11, 1996 will be entitled to receive notice of and to vote at the meeting.
                                        By Order of the Board of Directors
                                                         John E. Pelletier
                                                          Secretary
New York, New York
March 14, 1996
-----------------------------------------------------------------------------
                     WE NEED YOUR PROXY VOTE IMMEDIATELY
        A STOCKHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND(S) TO HOLD THE MEETING(S) AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
-----------------------------------------------------------------------------
                 DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
                     DREYFUS STRATEGIC MUNICIPALS, INC.
                          COMBINED PROXY STATEMENT
                     ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON FRIDAY, MAY 3, 1996
         This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of each of Dreyfus Strategic Municipal Bond Fund, Inc. and Dreyfus Strategic Municipals, Inc. (each, a "Fund" and, collectively, the "Funds") to be used at the Annual Meeting of Stockholders of each Fund to be held on Friday, May 3, 1996 at the time set forth on Exhibit A, at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meetings of Stockholders. Stockholders of record at the close of business on March 11, 1996 are entitled to be present and to vote at the meeting. Each Fund share is entitled to one vote. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the relevant Fund's meeting. In addition, any stockholder who attends a meeting in person may vote by ballot at the relevant Fund meeting, thereby canceling any proxy previously given. As of February 22, 1996, your Fund had outstanding the number of shares indicated on Exhibit A.
         It is estimated that proxy materials will be mailed to stockholders of record on or about March 18, 1996. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144 OR BY CALLING TOLL-FREE 1-800-334-6899.
         Stockholders of each Fund will vote as a single class and will vote separately on each proposal on which stockholders of that Fund are entitled to vote. If a proposal is approved by stockholders of one Fund and disapproved by stockholders of the other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for the Fund that did not approve the proposal. Therefore, it is essential that stockholders who own shares in each Fund complete, date, sign and return each proxy card they receive.
                     PROPOSAL 1.ELECTION OF DIRECTORS
         Each Fund's Board of Directors is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of the individuals listed below (the "Nominees") as Directors of the indicated class of such Fund. With respect to Dreyfus Strategic Municipal Bond Fund, Inc. ("DSMB"), Messrs. Burke, Mautner and Zuccotti, who have been Directors of DSMB since 1994, 1989 and 1989, respectively, are to be elected as Class III Directors to serve for a three-year term. With respect to Dreyfus Strategic Municipals, Inc. ("DSM"), Mr. Houminer and Ms. Smith, who have been Directors of DSM since 1994 and 1995, respectively, are to be elected as Class II Directors to serve for a three-year term. Messrs. Burke, Mautner and Zuccotti are also continuing Class III Directors of DSM and Mr. Houminer and Ms. Smith are also continuing Class II Directors of DSMB. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Director of the indicated Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund's other continuing Directors and other relevant information is set forth on Exhibit A.
         Page 1

NAME, PRINCIPAL OCCUPATION AND
BUSINESS EXPERIENCE FOR PAST FIVE YEARS                                               AGE
*DAVID W. BURKE  -- CLASS III DIRECTOR OF DSMB ONLY                                   59
        Chairman of the Broadcasting Board of Governors, an independent board within the United States Information Agency, since August
        1995. From August 1994 to February 1995, he was a consultant to
        The Dreyfus Corporation ("Dreyfus"), each Fund's investment adviser, and from October 1990 to August 1994, he was Vice
        President and Chief Administrative Officer of Dreyfus. From 1977
        to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is also a Board member of fifty-one other funds in the Dreyfus Family of
        Funds. His address is 210 Sunset Avenue, Eastham P.O. Box 654,
        Eastham, Massachusetts 02642.
EHUD HOUMINER -- CLASS II DIRECTOR DSM ONLY                                           55
         Since July 1991, Professor and Executive-in-Residence at the
         Columbia Business School, Columbia University. He was President
         and Chief Executive Officer of Philip Morris USA, manufacturers of consumer products, from December 1988 until September 1990.
         He also is a director of Avnet Inc.  and a Board member of ten other funds in the Dreyfus Family of Funds. His address is c/o
         Columbia Business School, Columbia University, Uris Hall, Room
         526, New York, New York 10027.
HANS C. MAUTNER -- CLASS III DIRECTOR OF DSMB ONLY                                    58
        Chairman, Trustee and Chief Executive Officer of Corporate
        Property Investors, a real estate investment company. Since January
        1986, a Director of Julius Baer Investment Management, Inc., a
        wholly-owned subsidiary of Julius Baer Securities, Inc.  He is also a Board member of six other funds in the Dreyfus Family of Funds.
        His address is 305 East 47th Street, New York, New York 10017.
ROBIN A. SMITH -- CLASS II DIRECTOR OF DSM ONLY                                       32
         Since 1993, Vice President, and from March 1992 to October 1993,
         Executive Director of One to One Partnership, Inc., a national non-profit organization that seeks to promote mentoring and economic empowerment for at-risk youths. From June 1986 to February
         1992, she was an investment banker with Goldman, Sachs & Co. She is also a Trustee of Westover School and a Board member of the Jacob A.
         Riis Settlement House and the High/Scope Educational Research
         Foundation. She is also a Board member of six other funds in the
         Dreyfus Family of Funds.  Her address is 280 Park Avenue, New York,
         New York 10010.
-------------
* "Interested person" as defined in the Investment Company Act of 1940, as amended (the "Act").
           Page 2
NAME, PRINCIPAL OCCUPATION AND
BUSINESS EXPERIENCE FOR PAST FIVE YEARS                                               AGE
*JOHN E. ZUCCOTTI -- CLASS III DIRECTOR OF DSMB ONLY                                  58
        President and Chief Executive Officer of Olympia & York
        Companies (U.S.A.) and a member of its Board of Directors
        since the inception of a Board on July 27, 1993. From 1986 to 1990, he was a partner in the law firm of Brown & Wood, and from 1978 to 1986, a partner in the law firm of Tufo &
        Zuccotti.  First Deputy Mayor of the City of New York from
        December 1975 to June 1977, and Chairman of the City Planning
        Commission for the City of New York from 1973 to 1975. Mr.
        Zuccotti is also a Director of Empire Blue Cross & Blue Shield,
        Catellus Development Corporation, a real estate development corporation, and Starrett Housing Corporation, a construction, development and management of real estate properties corporation.
        He is also a Board member of six other funds in the Dreyfus
        Family of Funds. His address is 237 Park Avenue, New York,
        New York 10017.
---------------
* "Interested person" as defined in the Act.

         The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.
         Each Fund has an audit committee comprised of its Directors who are not "interested persons" of the Fund, the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the year. Neither Fund has a standing nominating or compensation committee or any committee performing similar functions.
         The Funds typically pay Directors an annual retainer and a per meeting fee ($2,500/$500 for DSMB and $4,500/$500 for DSM) and reimburse them for their expenses. The Chairman of the Board of Directors of each Fund receives an additional 25% in annual retainer and per meeting fees. For each Fund's most recent fiscal year, the number of Board meetings that were held, the schedule of fees payable by the Fund to continuing Directors who are not Nominees and the aggregate amount of compensation received by each such Director from the Fund and all other funds in the Dreyfus Family of Funds for which such person is a Board member are set forth on Exhibit A. The Funds do not pay any other remuneration to their officers and Directors and neither Fund has a bonus, pension, profit-sharing or retirement plan.
        Page 3
         The compensation paid to each Nominee for the fiscal year ended November 30, 1995 for DSMB and September 30, 1995 for DSM and the aggregate amount of compensation paid to each such Nominee during calendar year 1995 by all other funds in the Dreyfus Family of Funds for which such Nominee is a Board member were as follows:

                                                                                                                        (3)
                                                                                                                       TOTAL
                                                                                                                   COMPENSATION
                                                               (2)                                                FROM FUND AND
          (1)                                               AGGREGATE                                             FUND COMPLEX
      NAME OF BOARD                                        COMPENSATION                                             PAID TO
    MEMBER AND FUND                                        FROM EACH FUND*                                        BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------
David W. Burke                                                                                                      $253,654
         DSMB                                                 $5,000
         DSM                                                  $6,500
Ehud Houminer                                                                                                        $55,405
         DSMB                                                 $5,000
         DSM                                                  $7,000
Hans C. Mautner                                                                                                      $47,000
         DSMB                                                 $5,000
         DSM                                                  $7,000
Robin A. Smith                                                                                                       $27,526
         DSMB                                                 $3,178
         DSM                                                  $3,268
John E. Zuccotti                                                                                                     $49,500
         DSMB                                                 $5,000
         DSM                                                  $7,000
--------------------------
*  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $910 for both Funds for all Directors as a group.

       PROPOSAL 2.RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
         The Act requires that each Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the Act) of the Fund; that such selection be submitted for ratification or rejection at the Annual Meeting of Stockholders; and that the employment of such independent auditors be conditioned on the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. Each Fund's Board, including a majority of its Directors who are not "interested persons" of such Fund, approved the selection of Ernst & Young LLP (the "Auditors") for such Fund's current fiscal year at a Board meeting held on January 29, 1996.
         The selection by the Directors of the Auditors as independent auditors for the current fiscal year is submitted to the stockholders for ratification. Apart from its fees as independent auditors and certain consulting fees, neither the Auditors nor any of its partners has a direct, or material indirect, financial interest in either Fund or Dreyfus.
         The Auditors, a major international independent accounting firm, have been the auditors of each Fund since its inception. Each Fund's Board of Directors believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Fund's best interests.
         A representative of the Auditors is expected to be present at the meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions.
EACH FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF THE AUDITORS AS INDEPENDENT AUDITORS OF THE FUND.
       Page 4
                                OTHER MATTERS
         If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business.
         Neither Fund's Board of Directors is aware of any other matters which may come before the meeting. However, should any such matters with respect to one or both Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.
         Each Fund will bear its pro rata share of the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and each Fund may pay persons holding shares of a Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.
         Proposals that stockholders wish to include in either Fund's proxy statement for such Fund's next Annual Meeting of Stockholders must be sent in writing and received by the Fund no later than October 15, 1996 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: General Counsel.
                  NOTICE TO BANKS, BROKER/DEALERS AND
                   VOTING TRUSTEES AND THEIR NOMINEES
         Please advise, as appropriate, Dreyfus Strategic Municipals, Inc., in care of The Bank of New York, Proxy Department, 101 Barclay Street, New York, NY 10203, or Dreyfus Strategic Municipal Bond Fund, Inc., in care of Bank of Boston, Shareholder Services Division, Proxy Department, P.O. Box 17191/M/S: 45-01-02, Boston, MA 02105, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.
Dated: March 14, 1996
               Page 5
                                      EXHIBIT A
                                        PART I
         Part I sets forth the meeting time and information relevant to the continuing Directors and number of shares outstanding for each Fund:
                                  MEETING TIME:
       Dreyfus Strategic Municipal Bond Fund, Inc. ("DSMB"):10:00 a.m.
          Dreyfus Strategic Municipals, Inc. ("DSM"):10:15 a.m.

BOARD MEMBERS
NAME, PRINCIPAL OCCUPATION                                                                                        YEAR
AND BUSINESS EXPERIENCE FOR                                                                DIRECTOR               TERM
PAST FIVE YEARS                                                            AGE              SINCE               EXPIRES
-------------------------------                                           ----         -------------           ---------
HODDING CARTER, III                                                                        DSMB-1989              1997
         President of MainStreet, a television production com-              60            DSM-1988                1998
         pany. Since 1991, a syndicated columnist for United Media - NEA.
         From 1985 to 1986, he was editor and chief correspondent of
         "Capitol Journal," a weekly Public Broadcasting System ("PBS")
         series on Congress. From 1981 to 1984, he was anchorman and chief correspondent for PBS' "Inside Story," a regularly
         scheduled half-hour critique of press performance. From 1977 to July 1, 1980, Mr. Carter served as Assistant Secretary of
         State for Public Affairs and as Department of State spokesman.
         He is also a Board member of six other funds in the Dreyfus
         Family of Funds. His address is c/o MainStreet, 918 Sixteenth
         Street, N.W., Washington, D.C. 20006.
*JOSEPH S. DIMARTINO                                                           52      DSMB-1995; 1989-1994         1997
         CHAIRMAN OF THE BOARD Since January 1995, Chairman                            DSM-1995; 1987-1994          1998
         of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and
         Executive Vice President and a director of Dreyfus Service
         Corporation, a wholly-owned subsidiary of Dreyfus, From August
         24, 1994 to December 31, 1994, he was a director of Mellon Bank
         Corporation. He is Chairman of the Board of Directors of Noel
         Group, Inc., a venture capital company; a Trustee of Bucknell
         University; and a director of The Muscular Dystrophy Association,
         Health Plan Services Corporation, Belding Heminway Company, Inc.,
         Curtis Industries, Inc.  and Staffing Resources, Inc.  He is also a Board member of ninety-three other funds in the Dreyfus Family of Funds. His address is 200 Park Avenue, New York, New York 10166.
----------------
* "Interested person" as defined in the Act.
          Page A-1
NAME, PRINCIPAL OCCUPATION                                                                                        YEAR
AND BUSINESS EXPERIENCE FOR                                                                DIRECTOR               TERM
PAST FIVE YEARS                                                            AGE              SINCE               EXPIRES
-------------------------------                                           ----         -------------           ---------
RICHARD C. LEONE                                                           55             DSMB-1989               1997
         President of The Twentieth Century Fund, Inc., a tax                             DSM-1987                1998
         exempt research foundation engaged in the studies of economic, foreign policy and domestic issues. From April 1990 to March
         1994, Chairman, and from April 1988 to March 1994, a
         Commissioner of The Port Authority of New York and New Jersey.
         A member in 1985, and from January 1986 to January 1989, Managing
         Director of Dillon, Read & Co. Inc.  Mr. Leone is also a director of Resource Mortgage Capital, Inc. He is also a Board member of six other funds in the Dreyfus Family of Funds.  His address is
         41 East 70th Street, New York, New York 10021.

                       PERTAINING TO THE BOARD OF EACH FUND
             *  Number of Board and committee meetings held during the
                 last fiscal year: DSMB-7; DSM-9
             *  Directors, if any, attending fewer than 75% of all Board and committee meetings, as applicable, held in the last fiscal year during the period the Director was in office: None
 .           *  Rate at which Directors are paid :

         NAME OF FUND                                                      ANNUAL RETAINER/PER MEETING FEE
         DSMB                                                                            $2,500/$500
         DSM                                                                             $4,500/$500

*Compensation Table for the last fiscal year (except as otherwise noted):

                                                                                                     (3)
                                                                                                    TOTAL
                                                                                                COMPENSATION
                                                             (2)                               FROM FUND AND
          (1)                                             AGGREGATE                             FUND COMPLEX
NAME OF CONTINUING                                       COMPENSATION                             PAID TO
DIRECTOR AND FUND                                       FROM EACH FUND*                        BOARD MEMBER**
---------------------------------------------------------------------------------------------------------------
Hodding Carter, III                                                                                 $49,500
         DSMB                                                  $5,000
         DSM                                                   $7,500
Joseph S. DiMartino                                                                                 $448,618
         DSMB                                                  $3,973
         DSM                                                   $4,085
Richard C. Leone                                                                                    $49,000
         DSMB                                                  $5,000
         DSM                                                   $7,000
--------------
 *Amount does not include reimbursed expenses for attending Board meetings, which amounted to $910 for both Funds for all Directors as a group.
**For calendar year 1995.

        Page A-2
         Mr. DiMartino and his family also are entitled to certain health insurance benefits, with a portion of the annual premium, such portion estimated to be approximately $17,000 for calendar year 1996, to be allocated among the funds in the Dreyfus Family of Funds for which he serves as Chairman.
              SHARES OUTSTANDING AS OF FEBRUARY 22, 1996
              DSM: 11,146
              DSMB: 5,310
         As of January 31, 1996, Mr. Leone owned 2,800 shares of DSM's Common Stock constituting less than 1% of such Fund's outstanding shares. As of such date, no other Nominee, Director or officer owned any shares of either Fund's Common Stock outstanding.
PART II

         Part II sets forth information relevant to the executive officers of each Fund:
NAME AND POSITION                                                             PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                                              AGE                   EXPERIENCE FOR PAST FIVE YEARS
---------------------                                  ------                 ----------------------------------------
MARIE E. CONNOLLY
President and Treasurer                                  38                   President and Chief Executive Officer of Premier
                                                                              Mutual Fund Services, Inc. ("Premier"), a
                                                                              distributor of mutual funds, and an
                                                                              officer of other investment companies advised or
                                                                              administered by Dreyfus. From December 1991 to
                                                                              July 1994, she was President and Chief Compliance
                                                                              Officer of Funds Distributor, Inc., the ultimate
                                                                              parent of which is Boston Institutional Group.
                                                                              Prior to December 1991, she served as Vice
                                                                              President and Controller, and later as Senior Vice
                                                                              President, of The Boston Company Advisors, Inc.
JOHN E. PELLETIER
Vice President and Secretary                             31                   Senior Vice President and General Counsel of
                                                                              Premier and an officer of other investment
                                                                              companies advised or administered by Dreyfus.
                                                                              From February 1992 to July 1994, he served as
                                                                              Counsel for The Boston Company Advisors, Inc. From
                                                                              August 1990 to February 1992, he was
                                                                              employed as an Associate at Ropes & Gray.
FREDERICK C. DEY
Vice President and Assistant Treasurer                   34                   Senior Vice President of Premier and an officer of
                                                                              other investment companies advised or administered
                                                                              by Dreyfus. From 1988 to August 1994, he was
                                                                              manager of the High Performance Fabric Division
                                                                              of Springs Industries Inc.
        Page A-3
NAME AND POSITION                                                             PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                                              AGE                   EXPERIENCE FOR PAST FIVE YEARS
---------------------                                  ------                 ----------------------------------------
ERIC B. FISCHMAN
Vice President and Assistant Secretary                   31                   Associate General Counsel of Premier and an
                                                                              officer of other investment companies advised
                                                                              or administered by Dreyfus. From September 1992
                                                                              to August 1994, he was an attorney with the Board
                                                                              of Governors of the Federal Reserve System.
ELIZABETH BACHMAN
Vice President and Assistant Secretary                   26                   Assistant Vice President of Premier and an officer
                                                                              of other investment companies advised or
                                                                              administered by Dreyfus.
JOSEPH S. TOWER, III
Assistant Treasurer                                      33                   Senior Vice President, Treasurer and Chief
                                                                              Financial Officer of Premier and an officer of
                                                                              other investment companies advised or administered
                                                                              by Dreyfus. From July 1988 to August 1994, he was
                                                                              employed by The Boston Company, Inc. where he held
                                                                              various management positions in the Corporate
                                                                              Finance and Treasury areas.
JOHN J. PYBURN
Assistant Treasurer                                      60                   Assistant Treasurer of Premier and an officer of
                                                                              other investment companies advised or administered
                                                                              by Dreyfus. From 1984 to July 1994, he was
                                                                              Assistant Vice President in the Mutual Fund
                                                                              Accounting Department of Dreyfus.
MARGARET M. PARDO
Assistant Secretary                                      27                   Legal Assistant with Premier and an officer of
                                                                              other investment companies advised or administered
                                                                              by Dreyfus. From June 1992 to April 1995, she was
                                                                              a Medical Coordination officer at ORBIS
                                                                              International. From May 1990 to June 1992, she
                                                                              worked as a Program Coordinator at Physicians
                                                                              World Communications Group.
         The address of each officer of the Fund is 200 Park Avenue, New
York, New York 10166.

            Page A-4

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

     The undersigned stockholder(s) of Dreyfus Strategic Municipal Bond Fund, Inc. hereby appoints Robert R. Mullery and Michael A. Rosenberg, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of Dreyfus Strategic Municipal Bond Fund, Inc. standing in the name of the undersigned at the close of business on March 11, 1996 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, May 3, 1996, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE                 SEE REVERSE SIDE
 /  X  /   Please mark votes as in this example

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

1. Election of Directors.

Class III Nominees: David W. Burke, Hans C. Mautner, John E. Zuccotti

       FOR                          WITHHOLD
       ALL                       AUTHORITY FOR
     NOMINEES                ALL NOMINEES

      /     /                  /     /


      /     /


For All Nominees except for those whose name(s) I have written above.

2. To ratify the selection of the Fund's independent auditors.

       FOR               AGAINST             ABSTAIN

      /     /          /     /                 /     /

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

          MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     /     /

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by an attorney, executor, administrator, trustee or guardian, please give full title.

Signature:                               Date

Signature:                               Date


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
                                   IMPORTANT

PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY CARD(S) TODAY.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the Fund the expense of another solicitation for proxies required to achieve a quorum.

Please note, that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all your votes to be counted.

Thank you for your interest in the Fund.
 DREYFUS STRATEGIC MUNICIPALS, INC.

     The undersigned stockholder(s) of Dreyfus Strategic Municipals, Inc. hereby appoints Robert R. Mullery and Michael A. Rosenberg, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of Dreyfus Strategic Municipals, Inc. standing in the name of the undersigned at the close of business on March 11, 1996 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:15 a.m. on Friday, May 3, 1996, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

                        (Continued and to be dated signed on reverse side.)
 1. Election of Directors.

                       WITHHOLD
     FOR all           AUTHORITY
     nominees            to vote for
       listed            all nominees
       below             listed below        EXCEPTIONS

     /      /             /      /              /      /

Nominees are: Class II - Ehud Houminer, Robin A. Smith

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

Exceptions

2. To ratify the selection of the Fund's independent auditors.

       FOR               AGAINST             ABSTAIN

      /      /       /      /            /      /

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

          CHANGE OF ADDRESS OR COMMENTS MARK HERE /      /


THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:                                  , 1996




               Signature(s)

(Please sign, date and return this proxy in the enclosed postage prepaid envelope.)

VOTES MUST BE INDICATED (X) IN BLACK OR CLUE INK. / X /

                                    IMPORTANT

PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY CARD(S) TODAY.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the Fund the expense of another solicitation for proxies required to achieve a quorum.

Please note, that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all your votes to be counted.

Thank you for your interest in the Fund.